UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL [•], 2023

CARDIO DIAGNOSTICS HOLDINGS, INC.

400 North Aberdeen Street, Suite 900
Chicago, IL 60642
Telephone: (855) 226-9991

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS [•], 2023
[•] a.m. Eastern Daylight Time

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Special Meeting”) of Cardio Diagnostics Holdings Inc., a Delaware corporation (the “Company”). The Special Meeting will be held virtually, via live webcast, on [•], 2023 at [•] __.m. Eastern Daylight Time, for the following purposes:

1.	In accordance with Nasdaq Marketplace Rule 5635(d), to approve the issuance of up to 20,363,637 shares Common Stock issuable upon conversion of $11.2 million in Convertible Debentures issued or issuable to YA II PN, Ltd., which aggregate number of shares could exceed 20% of our outstanding shares of Common Stock on March 8, 2023 and potentially could be issued at prices that fall below the “Minimum Price,” as defined by The Nasdaq Stock Market. Ths proposal is referred to as the “Yorkville Share Issuance Proposal” or “Proposal No. 1.”
2.	To approve amendments to our Second Amended and Restated Certificate of Incorporation, substantially in the form attached to the accompanying proxy statement as Annex A in order to omit certain provisions that became moot upon completion of the business combination with Mana Capital Acquisition Corp. and to make certain other changes as discussed in the proxy statement. This proposal is referred to as the “Charter Amendment Proposal” or “Proposal No. 2.”
3.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the other proposals. This proposal is referred to as the “Adjournment Proposal” or Proposal No. 3.
4.	To conduct any other business properly brought before the Special Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special Meeting is [•], 2023. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Special Meeting on or about [•], 2023.

By Order of the Board of Directors

/s/ Meeshanthini V. Dogan

Meeshanthini V. Dogan

Chief Executive Officer

Chicago, Illinois

[•], 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting and the accompanying proxy statement are available at www.[•].

You are cordially invited to attend the Special Meeting virtually, via live webcast. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Special Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Special Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL [•], 2023

CARDIO DIGANOSTICS HOLDINGS INC.

400 North Aberdeen Street, Suite 900
Chicago, IL 60642
Telephone: (855) 226-9991

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Cardio Diagnostics Holdings, Inc. (sometimes referred to as “we,” “us,” “Cardio” or the “Company”) is soliciting the proxy of holders of our common stock, par value $0.00001 per share (the “Common Stock”), to approve each of the proposals described in this proxy statement (this “Proxy Statement”) at the Special Meeting of Stockholders (including any adjournment, postponement or continuation thereof, the “Special Meeting”). You are invited to attend the Special Meeting online, and we request that you vote on the proposals described in this Proxy Statement.

We intend to mail this Proxy Statement, the Notice of Special Meeting and accompanying proxy card on or about [•], 2023 to all stockholders of record entitled to vote at the Special Meeting.

When and where will the Special Meeting be held?

In order to reduce the cost of holding the Special Meeting and to protect the health of our stockholders, we have elected to hold the Special Meeting virtually. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose in connection with the ongoing COVID-19 pandemic.

The Special Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting [•] on [•], 2023 at [•] a.m. Eastern Daylight Time. To be admitted, you must enter the control number included in your proxy materials. There is no physical location for the Special Meeting. We recommend you log in at least 15 minutes before the Special Meeting is scheduled to begin to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at [•].

Who can vote at the Special Meeting?

Only stockholders of record as of the close of business on [•], 2023 (the “Record Date”) will be entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were 9,614,743 shares of Common Stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date.

Stockholder of Record: Shares Registered in Your Name

If as of the close of business on the Record Date, your shares of Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically during the Special Meeting or by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If as of the close of business on the Record Date, your shares of Common Stock are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Special Meeting online. However, because you are not the stockholder of record, you may not vote your shares electronically during the Special Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.

What am I voting on?

You are being asked to vote on the following proposals at the Special Meeting (the “Proposals”):

•	In accordance with Nasdaq Marketplace Rule 5635(d), to approve the issuance up to 20,363,637 shares Common Stock issuable upon conversion of $11.2 million in Convertible Debentures issued or issuable to Yorkville, which aggregate number of shares could exceed 20% of our outstanding shares of Common Stock and potentially could be issued at prices that fall below the “Minimum Price,” as defined by The Nasdaq Stock Market. This proposal is referred to as the Yorkville Share Issuance Proposal” or “Proposal No. 1.”
•	To approve amendments to our Second Amended and Restated Certificate of Incorporation to eliminate certain provisions that were applicable to the Company only until completion of the initial business combination and to adopt certain other updates in accordance with Delaware law. This proposal is referred to as the “Charter Amendment Proposal” or “Proposal No. 2.”
•	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 or Amendment No. 2. This proposal is referred to as the “Adjournment Proposal” or “Proposal No. 3.”

What voting requirement applies to the Proposals discussed in this Proxy Statement?

Under Nasdaq Listing Rule 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting (in person or by proxy) by the holders entitled to vote thereon is required for approval of the Yorkville Share Issuance Proposal. The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required for the approval of the Charter Amendment Proposal. The affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting (in person or by proxy) by the holders entitled to vote thereon is required for approval of the Adjournment Proposal.

What if another matter is properly brought before the Special Meeting?

Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.

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What is the Board of Directors’ voting recommendation?

Our Board recommends that you vote “FOR” each of the Proposals.

How do I vote?

With respect to each Proposal, you may either vote “For” such Proposal, “Against” such Proposal or you may “Abstain” your vote for each Proposal. The procedures for voting are described below, based on your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares electronically during the Special Meeting online by visiting [•] on [•], 2023 at [•] a.m. Eastern Daylight Time. To be admitted to the Special Meeting at [•], you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the meeting is scheduled to begin to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at [•].

If you do not wish to vote electronically during the Special Meeting or you will not be virtually attending the Special Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:

•	To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
•	To vote by proxy over the telephone, dial 1-[•] in the United States using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by [•] p.m. Eastern Daylight Time on [•], 2023 to be counted.

We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice or proxy materials containing voting instructions from that organization rather than from Cardio. To ensure that your vote is counted, follow the voting instructions in the notice or proxy materials. In most cases, you may vote by internet or telephone. To vote electronically during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

How many votes do I have?

On each matter to be voted upon, holders of Common Stock will have one vote for each share of Common Stock they owned as of the Record Date for the Special Meeting.

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Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies for the Special Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

We have engaged [•] (“[•]”) for a fee of $[•] to assist us in the mailing, collection and administration of proxies for the Special Meeting. If you have any questions about this Proxy Statement or the Special Meeting, you may contact [•] at:

[•]

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card to ensure that all of your shares of Common Stock are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed and executed proxy card with a later date;
•	You may submit a new proxy through the internet prior to [•] p.m. Eastern Daylight Time on [•], 2023 by going to “www.proxyvote.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing [•] in the United States using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);
•	You may send a written notice that you are revoking your proxy to our Secretary, c/o Cardio Diagnostics Holdings, Inc., 400 N Aberdeen St, Suite 900, Chicago Illinois 60642; or
•	You may attend the Special Meeting online and vote electronically during the Special Meeting. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.

Votes will be counted by the inspector of election appointed for the Special Meeting.

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How are my shares voted if I give no specific instruction?

If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” each Proposal. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the persons named in the accompanying proxy card.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

What is a broker non-vote?

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.” Each of the Proposals is a non-discretionary matter and as such, if you do not instruct your bank, broker or other such holder how to vote your shares, no votes will be cast on your behalf on any Proposal.

What is the effect of abstentions and broker non-votes?

Abstentions: Under Delaware law (under which Cardio is incorporated), abstentions are counted as shares present and entitled to vote at the Special Meeting, but they are not counted as votes cast and therefore will have no effect on Proposal Nos. 1 and 3 but will have the effect of a vote AGAINST Proposal No. 2.

Broker Non-Votes: Under the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are not permitted to vote the uninstructed shares of their customers on a discretionary basis on non-discretionary matters. Because broker non-votes are not entitled to vote on the Proposals, they will have no effect on the outcome of the vote on any Proposal at the Special Meeting. As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares, no votes will be cast on your behalf on any Proposal. This inaction will have no effect on Proposal Nos. 1 and 3 but will have the effect of a vote AGAINST Proposal No. 2. Therefore, it is critical that you indicate your vote on each Proposal if you want your vote to be counted.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority in voting power of the outstanding shares of Common Stock are present electronically during the Special Meeting or represented by proxy. As of the Record Date, there were 9,614,743 shares of Common Stock outstanding. Thus, a total of 9,614,743 shares are entitled to vote at the Special Meeting, and the holders of 4,807,372 shares of Common Stock representing 4,807,372 votes must be represented at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically during the Special Meeting. If there is no quorum, the chairperson of the Special Meeting or a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

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Who will count the votes?

The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.

Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Special Meeting?

No, stockholders will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Special Meeting.

Do our executive officers and directors have a substantial interest in any of the matters to be acted upon at the Special Meeting?

No person who is or has been our director or executive officer since the beginning of the last fiscal year, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Special Meeting.

How can I find out the results of the voting at the Special Meeting?

Voting results are expected to be announced at the Special Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the Special Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

PROPOSAL NO. 1
(the “Yorkville Share Issuance Proposal”)

In accordance with Nasdaq Marketplace RULE 5635(d), to approve the issuance of up to 20,363,637 SHARES OF Common Stock ISSUABLE UPON CONVERSION OF CONVERTIBLE DEBENTURES ISSUED OR TO BE ISSUED TO YORKVILLE, which aggregate number of securities could exceed 20% of our outstanding shares of Common Stock AND POTENTIALLY COULD be issued aT prices THAT FALL below the Minimum Price, as defined by The Nasdaq Stock Market

Background of the Yorkville Convertible Debenture Financing Transaction

Securities Purchase Agreement and Convertible Debentures

On March 8, 2023, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), a fund managed by Yorkville Advisors Global, LP, headquartered in Mountainside, New Jersey. Pursuant to the Securities Purchase Agreement, we agreed to issue and sell to Yorkville convertible debentures (the “Convertible Debentures”) in the principal amount of up to $11.2 million, which are convertible into shares of our Common Stock, $0.00001 par value (as converted, the “Conversion Shares”) on the terms and subject to the conditions set forth therein.

On March 8, 2023, upon signing the Securities Purchase Agreement, we issued and sold to Yorkville a Convertible Debenture in the principal amount of $5 million for a purchase price of $4.5 million (the “First Convertible Debenture”). Pursuant to the Securities Purchase Agreement, the parties further agreed that the Company will issue and sell to Yorkville, and Yorkville will purchase from the Company, a second Convertible Debenture in the principal amount of $6.2 million for a purchase price of $5.58 million, subject to the satisfaction or waiver of the conditions precedent set forth in the Securities Purchase Agreement. Those conditions include, but are not limited to: (i) the Securities and Exchange Commission (the “SEC”) shall have declared effective the Initial Registration Statement (as defined below); and (ii) we shall have received stockholder approval to potentially issue to Yorkville upon conversion of the Convertible Debentures 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance.

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Each Convertible Debenture matures on the 12 month anniversary of its issuance date, unless extended by Yorkville (the “Maturity Date”) and accrue interest at the rate of 0.0% per annum, provided that the interest rate will increase to 15% per annum upon the occurrence of certain events of default or other specified events. Principal, interest and any other payments due under the Convertible Debentures will be paid in cash, unless converted by Yorkville. Except as specifically permitted by the terms of the Convertible Debentures, the Company may not prepay or redeem any portion of the outstanding principal and accrued and unpaid interest thereunder.

Subject to certain limitations set forth in the Convertible Debentures, at any time on or after their respective issuance dates and so long as the Convertible Debentures remain outstanding, Yorkville may convert any portion of the outstanding principal and accrued interest under a Convertible Debenture (the “Conversion Amount”) into shares of Common Stock determined by dividing (x) such Conversion Amount by (y) the Conversion Price. The “Conversion Price” means, as of any conversion date or other date of determination, the lower of (i) $5.00 (the “Fixed Conversion Price”), or (ii) 92% of the average of the two lowest daily the daily dollar volume-weighted average prices (“VWAP”) of the Common Stock during the seven consecutive trading days immediately preceding the conversion date (the “Variable Conversion Price”), but in no event lower than $0.55 per share (the “Floor Price”). The Conversion Price will be adjusted from time to time pursuant to the terms and conditions of the Convertible Debentures. In connection with a conversion, Yorkville has agreed to use commercially reasonable efforts to convert a minimum (the “Conversion Minimum”) of at least $1,000,000 of principal amount (in the aggregate of all outstanding Convertible Debentures held by Yorkville), provided, however, that the Conversion Minimum will not apply (i) from and after the occurrence of an event of default (as defined in the Convertible Debenture) or a Trigger Event, (ii) in a calendar month for which the equity conditions (as defined in the Convertible Debenture) have not been satisfied; or (iii) if waived by us. The foregoing notwithstanding, in any calendar month where the Conversion Minimum does apply, if the total trading value of our Common Stock on the Nasdaq Capital Market (or such other trading market on which our Common Stock is then traded) is less than $8.0 million, then the Conversion Minimum for that calendar month will be reduced to an amount equal to 12.5% of the total trading value of the Common Stock. Outside of an event of default under the Convertible Debentures and with respect to any conversions where the Conversion Price is greater than or equal to the Fixed Conversion Price, unless waived in writing by us, Yorkville may not convert in any calendar month more than the greater of (a) 25% of the dollar trading volume of the shares of Common Stock during such calendar month, or (b) $2 million.

The number of shares of our Common Stock into which the Convertible Debentures are convertible is subject to a cap equal to the aggregate number of shares of Common Stock that we may issue upon conversion of the Convertible Debentures in compliance with our obligations under the rules or regulations of The Nasdaq Stock Market, which cap is 1,921,987 shares of Common Stock, or 19.99% of our issued and outstanding shares as of the date the Securities Purchase Agreement was entered into (the “Exchange Cap”), unless and until the requisite approval from our stockholders has been obtained. Moreover, any conversion of the Convertible Debentures into shares of Common Stock is limited to such number of shares of Common Stock that would not result in Yorkville, together with shares held by Yorkville and its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of shares of Common Stock.

If, at any time after the issuance of the Convertible Debentures, and from time to time thereafter, (i) the daily VWAP of the Common Stock is less than the Floor Price for five trading days during a period of seven consecutive trading days (a “Floor Price Trigger”), or (ii) we have issued in excess of 99% of the Common Stock that we may issue without exceeding the Exchange Cap (the “Exchange Cap Trigger,” and any such occurrence, a “Trigger Event,” and the last such day of each such occurrence, a “Trigger Date”), we will be required to make monthly payments beginning on the 10th trading day after the Trigger Date and continuing on the same day of each successive calendar month. Each monthly payment will be in an amount equal to the sum of (i) $1 million in the aggregate among all Convertible Debentures issued pursuant to the Securities Purchase Agreement (or the outstanding principal amount under the Convertible Debenture if less than such amount) (the “Triggered Principal Amount”), (ii) a 10% redemption premium in respect of such Triggered Principal Amount, and (iii) accrued and unpaid interest under the Convertible Debenture as of each payment date. Notwithstanding the foregoing, each Triggered Principal Amount will be reduced by any principal and/or accrued and unpaid interest converted by Yorkville in the 30 days prior to such monthly prepayment date. Our obligation to make monthly prepayments will cease (with respect to any payment that has not yet come due) if any time after the Trigger Date, (A) in the event of a Floor Price Trigger, on the date that is the fifth consecutive trading day that the daily VWAP of our Common Stock is greater than 110% of the Floor Price; or (B) in the event of an Exchange Cap Trigger, the date we have obtained stockholder approval to increase the number of shares of Common Stock under the Exchange Cap and/or the Exchange Cap no longer applies, unless a subsequent Trigger Date occurs.

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The Convertible Debentures provide us, subject to certain conditions, with the right, but not the obligation, to redeem early a portion or all amounts outstanding under the Convertible Debentures, provided that (i) we provide Yorkville with at least ten trading days’ prior written notice (each, a “Redemption Notice”) of our desire to exercise such redemption right; and (ii) the trading price of the Common Stock is less than the Fixed Conversion Price on the date the Redemption Notice is issued. Each Redemption Notice will be irrevocable and will specify the outstanding balance of the Convertible Debentures to be redeemed and the 10% redemption premium on such amount. With respect to any Redemption Notice, the “Redemption Amount” will equal the outstanding principal balance being redeemed by us, plus (x) a 10% redemption premium and (y) all accrued and unpaid interest. After receipt of a Redemption Notice, Yorkville will have ten business days to elect to convert all or any portion of the Convertible Debentures. On the 11th business day after a Redemption Notice, we will deliver to Yorkville the Redemption Amount with respect to the principal amount redeemed after giving effect to conversions effected during the ten-business day period.

The Convertible Debentures contain events of default customary for instruments of their type (with customary grace periods, as applicable) and provide that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to us, all outstanding Convertible Debentures will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, Yorkville may declare the full unpaid principal amount of the Convertible Debentures, together with interest and other amounts owing in respect thereof, immediately due and payable in cash. In addition to other remedies, Yorkville has the right, but not the obligation to convert, at the Conversion Price, on one or more occasions all or part of the Conversion Amount, subject to the conversion limitations noted above. Upon the occurrence and during the continuance of any event of default, interest will accrue on the outstanding principal balance of the Convertible Debentures at a rate of 15% per annum. In addition to any other remedies, to the extent that the Convertible Debentures remain outstanding following an event of default or the Maturity Date, Yorkville will continue to have the right, but not the obligation, to convert the Convertible Debentures at the Conversion Price at any time after (x) an event of default (provided that such event of default is continuing) or (y) the Maturity Date.

For as long as the Convertible Debentures are outstanding, we have agreed that we will not directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of our obligations to Yorkville under the Securities Purchase Agreement, the Convertible Debentures and/or the Registration Rights Agreement (discussed below), including, without limitation, any payments required by the Company to Yorkville upon a Trigger Event. In addition, we must obtain Yorkville’s consent in order to (i) amend our charter documents, including, without limitation, our certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures, (ii) make any payments in respect of any related party debt, or (iii) enter into, agree to enter into, or effect any Variable Rate Transaction other than with Yorkville.

The Securities Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of the Securities Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain important limitations.

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Registration Rights Agreement

In connection with the Securities Purchase Agreement, we and Yorkville entered into a registration rights agreement, dated March 8, 2023 (the “Registration Rights Agreement”), pursuant to which we are initially required to register for resale a portion of the Conversion Shares issuable upon conversion of the First Convertible Debenture (the “Initial Registration Statement”). We are obligated to use our best efforts to cause the SEC to declare the Initial Registration Statement effective within 60 days of filing; provided, however, if prior to the 60-day effectiveness deadline, the SEC notifies us that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comments, we are required to request acceleration of the effectiveness of the Initial Registration Statement within five days after such oral or written notification from the SEC. We are also required to file additional registration statements covering the resale by Yorkville of the Conversion Shares not covered by the Initial Registration Statement on or prior to the 30th calendar day following receipt of a demand notice from Yorkville. The foregoing notwithstanding, we elected to register for resale all of the Conversion Shares potentially issuable pursuant to both Convertible Debentures on a registration statement on Form S-1 that we filed with the SEC on April 5, 2023 (the “Resale Registration Statement”). As of the date of this proxy statement, the Resale Registration Statement has not been declared effective by the SEC.

The foregoing descriptions of the Securities Purchase Agreement, Convertible Debentures and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements and instruments, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on March 13, 2023 and are available to the public on the internet at a website maintained by the SEC located at http://www.sec.gov.

Reasons for Seeking Stockholder Approval

Our Common Stock and public warrants are listed on The Nasdaq Capital Market under the trading symbols “CDIO” and CDIOW,” respectively. As such, we are subject to compliance with Nasdaq’s Marketplace Rules. Failure to do so can lead to Nasdaq delisting our securities.

Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of Common Stock (and/or securities convertible into or exercisable for Common Stock) in an amount equal to 20% or more of the outstanding Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the “Minimum Price.” Minimum Price is defined as the lower of (i) the Nasdaq Official Closing Price, as reflected on Nasdaq.com immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock, as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon conversion of debt instruments, such as the Convertible Debentures, in such non-public offerings are considered shares issued in such a transaction in determining whether the 20% limit has been reached. Based on the signing of the Securities Purchase Agreement on March 8, 2023, the applicable “Minimum Price” is $5.78 per share, and we are able to issue 1,921,987 shares of our Common Stock (19.99% of 9,614,743 shares outstanding on March 8, 2023) without exceeding the 20% threshold (the “Exchange Cap”).

We cannot predict the price of our Common Stock at any future date, nor do we have any control over the timing of Yorkville’s decisions as to when and if to convert its Convertible Debentures. Therefore, we cannot predict the number of shares of Common Stock that we may be required to issue upon conversion of the Convertible Debentures under the Securities Purchase Agreement and the Convertible Debentures or whether the applicable conversion prices from time to time will be greater than the Minimum Price under the Nasdaq Rules. If the entire principal amount of $11.2 million in Convertible Debentures were to be converted at the Floor Price of $0.55, we would be required to issue an aggregate of 20,363,637 shares of Common Stock over time, which is well in excess of 20% of our outstanding shares on March 8, 2023, i.e., the date the Securities Purchase Agreement was entered into. Based on current trading prices of our Common Stock, we do not expect that we will be required to issue Conversion Shares at the Floor Price, but it is possible that Yorkville’s conversion of the Convertible Debentures from time to time could require us to issue an aggregate number of shares of Common Stock that is substantially more than 20% of our outstanding shares as of March 8, 2023, and the conversion prices could fall below the Minimum Price, depending on the trading price of our Common Stock at the time of conversion. Therefore, we require stockholder approval for the potential share issuances upon conversion of the Convertible Debentures.

However, in accordance with the share issuance limitations in the Convertible Debentures, Yorkville and its affiliates, collectively, are prohibited from beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of Common Stock at any point in time, and accordingly, the issuance of the Conversion Shares will not result in a change of control, even if we ultimately issue in excess of 20% of our outstanding Common Stock as of the date of the Securities Purchase Agreement.

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Our Board has determined that the Securities Purchase Agreement and Convertible Debentures, and our ability to issue the shares of Common Stock upon conversion of the Convertible Debentures in excess of the Exchange Cap at prices that may be less than the Minimum Price are in the best interests of the Company and our stockholders. Upon receipt of stockholder approval and subject to the satisfaction or waiver of certain other conditions set forth in the Securities Purchase Agreement, we will be able to sell to Yorkville the Second Convertible Debenture contemplated by the Securities Purchase Agreement. Collectively, the two Convertible Debentures provide us with $10.35 million of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product development or technology investment.

Therefore, we are seeking stockholder approval of this Proposal No. 1.

Consequences of Non-Approval

The failure of our stockholders to approve this Proposal No. 1 will prevent us from issuing and selling to Yorkville the Second Convertible Debenture in the principal amount of $6.2 million (yielding gross proceeds to us of $5.58 million) because receipt of stockholder approval is a condition precedent, unless waived, to our ability to issue and sell the Second Convertible Debenture to Yorkville. In addition, if we do not receive stockholder approval of the Yorkville Share Issuance Proposal, Yorkville may not convert all of the First Convertible Debenture, and we may be required to repay the outstanding principal balance, accrued interest and any other amounts owed to Yorkville under the Convertible Debentures, if any, on March 8, 2024, using cash resources we otherwise would use to fund operations and grow our business. If a “Trigger Event” were to occur (as defined in the Convertible Debentures), we could be required to make monthly payments to Yorkville prior to the March 8, 2024 maturity date. We currently do not have any known source of funds for either the maturity date payment or monthly Trigger Event payments. Moreover, to the extent we are required to use cash to fulfill our obligations to Yorkville in lieu of issuing stock, that capital, to the extent we are able to secure it, which we cannot guarantee, is unavailable for working capital and general corporate purposes, which could impede our growth strategy and harm our business.

Accordingly, our Board believes that providing the Company the approval to issue shares of Common Stock in excess of the Exchange Cap upon conversion of the Convertible Debentures is advisable and in the best interests of the Company and our stockholders.

Effect on Current Stockholders

The issuance of shares of Common Stock upon conversion of the Convertible Debentures pursuant the Securities Purchase Agreement (including any such shares issued below the Minimum Price that are the subject of this Proposal No. 1) would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Common Stock that may be issued to Yorkville upon conversion of the Convertible Debentures is determined based on the price at the time of conversion, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be substantial and material to our current stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting is required for stockholder approval of Yorkville Share Issuance Proposal. Abstentions, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 1 has been approved. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 1 has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE YORKVILLE SHARE ISSUANCE PROPOSAL IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d). PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2
(the “Charter Amendment Proposal”)

APPROVAL OF CHANGES TO THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

Overview

We are asking our stockholders to authorize changes to our existing Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), primarily to omit provisions that are no longer in effect due to the completion of the initial business combination that is discussed in detail in the Certificate of Incorporation. A copy of the proposed Third Amended and Restated Certificate of Incorporation (the “Proposed Certificate of Incorporation”) is attached to this proxy statement as Annex A. The Proposed Certificate of Incorporation includes (i) removing certain provisions related to the status of Mana Capital Acquisition Corp. (“Mana”) as a blank check company that are no longer applicable since the consummation of the Business Combination on October 25, 2022; and (ii) eliminating the personal liability of corporate officers under certain circumstances. Our Board of Directors believes both of these actions are necessary and appropriate to adequately address the needs of the Company post-Business Combination.

Approval of this Proposal No. 2 will result in the wholesale replacement of the existing Certificate of Incorporation with the Proposed Certificate of Incorporation. While certain material changes between the current and proposed Certificates of Incorporation have been identified in this proposal, there are other differences between the current and proposed Certificates of Incorporation that will be approved if our stockholders approve this Proposal No. 2. Accordingly, we encourage stockholders to carefully review the terms of the Proposed Certificate of Incorporation, attached hereto as Annex A.

Reasons for the Amendments

Provisions Related to Status as Blank Check Company

The elimination of certain provisions related to Mana’s status as a blank check company is desirable because these provisions no longer serve any purpose since the completion of the Business Combination. For example, the Proposed Certificate of Incorporation does not include the requirement to dissolve the Company and allows it to continue as a corporate entity with perpetual existence. Perpetual existence is the usual period of existence for public corporations, and the Cardio Board of Directors believes it is the most appropriate period for the Company. In addition, certain other provisions in the existing Certificate of Incorporation require that proceeds from Mana’s initial public offering (“IPO”) be held in the trust account that was put in place at the time of the IPO until a business combination or liquidation of Mana has occurred. These provisions ceased to apply once the Business Combination was consummated and, therefore, they have been omitted from the Proposed Certificate of Incorporation. Other provisions applicable to Mana as a blank check company that are in the existing Certificate of Incorporation have also been omitted, including former Article TENTH that waived the prohibitions of the corporate opportunity doctrine and other analogous doctrines with respect to the Company and its officers and directors prior to the consummation of a business combination.

Limitation of Personal Liability of Officers

Background

Until August 1, 2022, the DGCL limited exculpation to directors alone. However, recently enacted legislation in the State of Delaware permits Delaware corporations to include a provision in their certificates of incorporation to exculpate certain officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. The existing Certificate of Incorporation does provide exculpation of directors as has been permitted under the DGCL for many years. As part of this Proposal No. 2, the Cardio Board has approved the expansion of this limited exculpation provision to encompass certain protections for Company officers as well (the “Officer Exculpation Provision”).

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The Officer Exculpation Provision is similar to the limitations of liability currently afforded to our directors under the existing Certificate of Incorporation, but it is not identical. As amended, Section 102(b)(7) of the DGCL only permits exculpation of officers for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

For purposes of the amended section 102(b)(7), an officer is limited to an officer of the Company who, at the time of an act or omission as to which liability is asserted:

•	Is or was the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer of the corporation;
•	Is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation; or
•	Has, by written agreement with the corporation, consented to be identified as an officer for purposes of accepting service of process.

In practice, this means that the officer must have been (at the time of the act or omission) a president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer of the Company, or is or was identified in our public filings with the SEC as a “highly compensated executive officer” of the Company, or is a person who has consented in writing to be identified as an officer for purposes of accepting service of process. All other officers, employees, or agents of the Company are not entitled to the protection of an exculpation provision adopted pursuant to Section 102(b)(7).

Similar to director exculpation, the Officer Exculpation Provision would not limit the liability of officers for any breach of the duty of loyalty to the Company or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit. The rationale for limiting the scope of our officers’ liability, as further described below, is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

Reasons for the Officer Exculpation Amendment

As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company, our directors considered the benefits and detriments of eliminating personal liability of our officers under certain circumstances. We believe that stockholders and the Company will benefit from the inclusion of the Officer Exculpation Provision and have included a summary below of the principal factors the Board considered in electing to pursue the Officer Exculpation Provision.

The Officer Exculpation Provision will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation would only apply to certain officers, as noted above.

Enhanced Ability to Attract and Retain Officers

Adopting the Officer Exculpation Provision would enable our officers to exercise their business judgment in furtherance of our stockholders’ interests without the potential distraction of risking personal liability. An officer’s role often requires him or her to make decisions on crucial matters and in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Further, enhancing Cardio’s ability to retain and attract experienced officers is in the best interests of our Company, and we should seek to assure such persons that exculpation under certain circumstances is available. We believe that failing to adopt the Officer Exculpation Provision could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

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Addressing Rising Litigation and Insurance Costs for Stockholders

Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed the tactic of bringing certain claims that would otherwise be exculpated if brought against directors against individual officers to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders. Accordingly, the Officer Exculpation Provision will more closely align the protections available to our directors with those available to our officers. Further, the Officer Exculpation Provision will not negatively impact stockholder rights, considering the narrow class and type of claims for which officers’ liability would be exculpated. In addition, we are not proposing the Exculpation Provision in anticipation of any specific litigation confronting the Company, the Exculpation Provision is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal No. 2 requires the affirmative vote of holders of a majority of the issued and outstanding shares of our Common Stock. Abstentions, if any, will be counted for purposes of determining the presence or absence of a quorum and will have the effect of casting votes AGAINST Proposal No. 2. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum and will have the effect of casting votes AGAINST Proposal No. 2.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3
(the “Adjournment Proposal”)

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1 OR PROPOSAL NO. 2

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 1 or Proposal No. 2, we may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal No. 3, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal No. 1 or Proposal No. 2 as described in this Proxy Statement. If our stockholders approve this Proposal No. 3, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal No. 3 could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon is required for stockholder approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 or Proposal No. 2. Abstentions, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 3, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 3 has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO CONSIDER AND VOTE UPON THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1 OR PROPOSAL NO. 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, with respect to the beneficial ownership of shares of our Common Stock by:

• each of our directors;

• each of our Named Executive Officers;

• all of our current directors and executive officers as a group; and

• each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our Common Stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Yorkville’s First Convertible Debenture potentially is convertible into more than 5% of the outstanding shares of Common Stock and therefore would be included in the table below but for the provision in the Convertible Debentures that limits Yorkville and its affiliates, collectively, from beneficially owning in excess of 4.99% of Common Stock at any point in time. Accordingly, it is not included in the table. Other than as set forth below, we are not aware of any beneficial owner of more than five percent of our Common Stock as of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of the date of the table to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our Common Stock is based on 9,614,743 shares of our Common Stock outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Directors, Executive Officers and Greater than 5% Holders
Meeshanthini V. Dogan(2)	2,422,599	23.4%
Robert Philibert(3)	2,129,881	21.2%
BD Holding, Inc.(4)	1,586,464	16.5%
Warren Hosseinion(5)	458,779	4.6%
Elisa Luqman(6)	229,303	2. 3%
James Intrater	—	—
Stanley K. Lau	—	—
Oded Levy	—	—
Brandon Sim	—	—
All Executive Officers and Directors as a Group (10 individuals)(7)	5,255,116	46.2%

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 _______

(1)	Unless otherwise noted, the address for the persons in the table is 400 N. Aberdeen St., Suite 900, Chicago IL 60642.

(2)	Includes 110,094 shares of Common Stock and 40,589 shares issuable upon exercise of currently-exercisable options owned directly by Dr. Dogan’s spouse, Timur Dogan, who is an executive officer. Also includes 685,452 shares of Common Stock issuable upon exercise of Dr. Dogan’s options that are currently exercisable. Dr. Dogan may be deemed to be the indirect beneficial owner of the securities owned by her husband; however, she disclaims beneficial ownership of the shares held indirectly, except to the extent of her pecuniary interest.

(3)	Shares of Common Stock reflected in the table as beneficially owned by Dr. Philibert include: (i) 7,601 shares of Common Stock owned by Dr. Philibert’s wife, as to which he may be deemed to be the beneficial owner but as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein; (ii)(a) 1,586,464 shares of Common Stock owned by BD Holding, Inc. (see Note (4) below), and (b) 14,126 shares of Common Stock owned by Behavioral Diagnostics, Inc., a corporation controlled by Dr. Philibert and in which he serves as chief executive officer. Dr. Philibert disclaims beneficial ownership of all such indirectly-owned shares except to the extent of his pecuniary interest in such corporations. Also includes 514,089 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(4)	BD Holding, Inc. is an S Corporation owned by Robert Philibert and his wife, Ingrid Philibert. Robert Philibert is the sole officer and director and has voting and dispositive control over the securities of BD Holding, Inc. The address for BD Holding, Inc. is 15 Prospect Place, Iowa City, IA 52246.

(5)	Includes 342,726 shares of the Common Stock issuable upon exercise of options that are currently exercisable.

(6)	Includes 171,363 shares of common stock issuable upon exercise of options that are currently exercisable.

(7)	Includes 1,754,219 shares of common stock issuable upon exercise of options that are currently exercisable.

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VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

Only holders of record of our Common Stock as of the close of business on [•], 2023 are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of Common Stock shall be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on the Record Date, there were 9,614,743 shares of Common Stock outstanding.

Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Special Meeting virtually in order to vote on the proposals. To attend the Special Meeting, holders of record must go to [•], enter the control number received on the proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting link at the top of the page. Holders of record will need to log back into the meeting site using the control number previously provided, immediately prior to the start of the Special Meeting. Holders of record must register before the Special Meeting starts.

Investors who hold shares of Common Stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (each a “Financial Institution”) must obtain a legal proxy from the Financial Institution and e-mail a copy of the legal proxy to [•] to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this Proxy Statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote those shares. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial Owners that have obtained a meeting control number will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact [•] on or before 5:00 p.m. Eastern Daylight Time on [•], 2023, the date that is two days prior to the Special Meeting.

The Special Meeting will be held virtually, with no in-person participation at a physical location. A quorum of stockholders is necessary to take action at the Special Meeting. Stockholders representing a majority of the outstanding shares of our Common Stock (present in person (including virtually) or represented by proxy) will constitute a quorum. We will appoint an election inspector, who may be a Company employee, for the meeting to determine whether a quorum is present and to tabulate votes cast by proxy or virtually at the Special Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

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Votes Required for Each Proposal

To approve the proposals being considered at the Special Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Proposal No. 1 – Yorkville Share Issuance (Nasdaq Requirement)	Majority Present	No
Proposal No. 2 – Adjournment	Majority Present	No

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority Present” means a majority of the shares of our Common Stock present in person (for purposes of this Special Meeting, virtually) or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date.

The vote required and method of calculation for the proposals to be considered at the Special Meeting are as follows:

Proposal 1 — Share Issuances Proposal Required by Nasdaq Marketplace Rule 5635(d). Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting. Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. For purposes of determining whether this proposal has passed, abstentions and broker non-votes will have no effect on the proposal.

Proposal 2 —Adjournment for Additional Solicitation Proposal. Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. For purposes of determining whether this proposal has passed, abstentions and broker non-votes will have no effect on the proposal.

We request that you vote your shares by proxy following the methods as instructed by the notice: Over the Internet or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the Special Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted “FOR Proposal No. 1 and Proposal No. 2.

Voting by Proxy Over the Internet

Stockholders whose shares are registered in their own names may vote by proxy by mail or over the Internet. Instructions for voting by proxy over the Internet are set forth on the notice of proxy materials. The Internet voting facilities will close after each proposal is addressed during the Special Meeting. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email with instructions containing a link to future proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Special Meeting virtually and desire to vote in person (including virtually) are requested to notify the Company’s secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to Elisa Luqman, Secretary, c/o Cardio Diagnostics Holdings, Inc., at the address of our principal executive offices at 400 North Aberdeen Street, Suite 900, Chicago, IL 60642. Our telephone number is (855) 226-9991. Stockholders may also revoke their proxy by entering a new vote over the Internet.

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SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

OTHER MATTERS AND ADDITIONAL INFORMATION

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting our secretary at the address of our principal executive offices at 400 North Aberdeen Street, Suite 900, Chicago, IL 60642. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Secretary at the address of our principal executive offices at 400 North Aberdeen Street, Suite 900, Chicago, IL 60642, who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting our secretary as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

19

Stockholder Proposals and Nominations to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act and our bylaws may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. In addition, our bylaws provide that a stockholder must be a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such meeting. If such stockholder desires to present a proposal for consideration at the annual meeting, such stockholder must have given timely notice thereof in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. A stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at our principal executive offices at 400 North Aberdeen Street, Suite 900, Chicago, IL 60642 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Because we have not previously held an annual meeting of stockholders, the date for proper and timely submission of stockholder business to be conducted at our 2023 annual meeting will be calculated once we have publicly announced the date of the meeting. Interested and qualified stockholders should be prepared to deliver their submissions by the close of business on the 10th day following the date of such public announcement in the event the public notice is given less than 90 days before the meeting date.

Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director. To be considered timely, the stockholder’s notice must be delivered to our secretary at our principal executive offices at the address set forth above (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by us. Because we have not previously held an annual meeting, the date for proper and timely submission of nominations for consideration for the 2023 election of directors will be calculated once we have publicly announced the date of the meeting. The stockholder’s notice must also contain the information specified in Section 3.2(d) of our bylaws.

By Order of the Board of Directors

By: /s/ Meeshanthini V. Dogan

Meeshanthini V. Dogan

Chief Executive Officer

Chicago, Illinois

[•], 2023

20

You are cordially invited to attend the Special Meeting electronically by visiting [•]. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the Special Meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

If you have any questions about this Proxy Statement or the Special Meeting, you may contact [•] at:

[•]

21

Annex A

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CARDIO DIAGNOSTICS HOLDINGS, INC.

[•], 2023

Cardio Diagnostics Holdings, Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is “Cardio Diagnostics Holdings, Inc.”

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on May 19, 2021 (the “Original Certificate of Incorporation”); the Corporation’s Amended and Restated Certificate of Incorporation was filed in the office of the Delaware Secretary of State on November 22, 2021 (the “Amended and Restated Certificate of Incorporation”); and the Corporation’s Second Amended and Restated Certificate of Incorporation was filed in the office of the Delaware Secretary of State on October 25, 2022 (the “Second Amended and Restated Certificate of Incorporation”).

3.	This Third Amended and Restated Certificate of Incorporation, which restates, integrates and amends the provisions of the Second Amended and Restated Certificate (the “Third Amended and Restated Certificate of Incorporation”), was duly adopted by the Board of Directors of the Company (the “Board of Directors”) in accordance with Sections 141(f), 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and has been duly approved by the stockholders of the Corporation at a meeting of the stockholders duly held in accordance with the provisions of Section 211 of the DGCL.

4.	This Third Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Delaware Secretary of State.

5.	The text of the Second Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation (hereinafter the “Corporation”) is: Cardio Diagnostics Holdings, Inc.

SECOND: The address of the registered office and registered agent in this state is c/o A Registered Agent, Inc., 8 The Green, STE A, Dover, the County of Kent, Delaware, Zip Code 19901, United States. The registered agent in charge thereof is A Registered Agent, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware, now or hereafter in effect, or implied by the reasonable construction of the said laws.

FOURTH: Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is FOUR HUNDRED MILLION (400,000,000) shares, consisting of THREE HUNDRED MILLION (300,000,000) shares of Common Stock, $0.00001 par value per share (hereinafter, the “Common Stock”), and ONE HUNDRED MILLION (100,000,000) shares of Preferred Stock, $0.00001 par value per share (hereinafter, the “Preferred Stock”).

A-1

A.       Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.       Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

Section 6.1. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

Section 6.2. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

Section 6.3. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

Section 6.4. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

SEVENTH:

Section 7.1. To the fullest extent permitted by the DGCL, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision shall not eliminate or limit the liability of (a) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (b) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) a director under Section 174 of the DGCL, (d) a director or officer for any transaction from which the director or officer derived an improper personal benefit or (e) an officer in any action by or in the right of the Corporation. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. This Section 7.1 shall not eliminate or limit the liability of a director or officer for any act or omission occurring prior to the date that it becomes effective. No amendment to, modification of or repeal of this Section 7.1 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, modification or repeal.

A-2

Section 7.2. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

EIGHT: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH:

Section 9.1. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the GCL or this Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, (a) any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, and (b) any action or claim arising under the Exchange Act or Securities Act of 1933, as amended.

Section 9.2. If any action the subject matter of which is within the scope of Section 9.1 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

 Section 9.3. If any provision or provisions of this Article NINTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article NINTH (including, without limitation, each portion of any sentence of this Article NINTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article NINTH.

A-3

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be duly executed on behalf of the Corporation by an authorized officer as of the date first set forth above.

CARDIO DIAGNOSTICS HOLDINGS, INC.

By:
Meeshanthini V. Dogan, Ph.D. Chief Executive Officer

A-4

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED ‘‘FOR’’ PROPOSALS 1, 2 AND 3 BELOW.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

SPECIAL MEETING OF STOCKHOLDERS [•], 2023 This Proxy is Solicited on Behalf of the Board of Directors
Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	X

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 AND 3.

	FOR	AGAINST	ABSTAIN
Proposal 1 – Yorkville Share Issuance Proposal	☐	☐	☐
In accordance with Nasdaq Marketplace Rule 5635(d), to approve the issuance up to 20,363,637 shares Common Stock issuable upon conversion of $11.2 million in Convertible Debentures, which aggregate number of shares could exceed 20% of our outstanding shares of Common Stock and potentially could be issued at prices that fall below the “Minimum Price,” as defined by The Nasdaq Stock Market (the “Yorkville Share Issuance Proposal”).

	FOR	AGAINST	ABSTAIN
Proposal 2 – The Charter Amendment Proposal	☐	☐	☐
To approve amendments to our Second Amended and Restated Certificate of Incorporation to eliminate certain provisions that were applicable to the Company only until completion of the initial business combination and to adopt certain other updates in accordance with Delaware law (the “Charter Amendment Proposal”).

	FOR	AGAINST	ABSTAIN
Proposal 3 – Adjournment Proposal	☐	☐	☐
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 or Proposal No. 2 (the “Adjournment Proposal”).

CONTROL NUMBER:

Signature Signature, if held jointly Date [•], 2023.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting to be held at [•] _.m., Eastern Time on [•], 2023:

The Notice of Meeting and the accompanying Proxy Statement

are available at https://www.cstproxy.com/[•].

FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

PROXY

CARDIO DIAGNOSTICS HOLDINGS, INC.

400 North Aberdeen St, Suite 900

Chicago Illinois 60642

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[•], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying proxy statement, dated [•], 2023 (the “Proxy Statement”), in connection with the Special Meeting to be held on [•], 2023 at [•] _.m., Eastern Time, virtually at https://www.cstproxy.com/[•], and hereby appoints Meeshanthini V. Dogan and Elisa Luqman (each with full power to act alone), the attorney-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock, Cardio Diagnostics Holdings, Inc. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the accompanying Proxy Statement. The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3.

(Continued and to be marked, dated and signed, on the other side)